SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 23, 2003



                        ANTEON INTERNATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

            Delaware                    001-31258                13-3880755
  (State or Other Jurisdiction       Commission File            (IRS Employer
        of Incorporation)                Number)             Identification No.)

      3211 Jermantown Road, Suite 700
             Fairfax, Virginia                                  22030-2801
  (Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (703) 246-0200




ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

     On May 28, 2003, Anteon International Corporation, a Delaware corporation ("Anteon"), announced that its acquisition by way of purchase of all issued and outstanding stock of Information Spectrum, Inc. ("ISI") closed on May 23, 2003.

     Under the terms of the Stock Purchase Agreement by and among Anteon, ISI, the Shareholders of ISI and Mark Green as the Shareholder's Representative, Anteon purchased all of the issued and outstanding stock of ISI for a cash purchase price of $90.7 million. Anteon financed the acquisition through its existing credit facilities. The purchase price was based on arm's length negotiations among the parties.

     With headquarters in Annandale, Virginia, ISI is a recognized leader in the area of credential card technologies and is the prime contractor for secure identification and access management solutions for the U.S. Department of Homeland Security's Permanent Resident Card and the U.S. Department of State's Border Crossing Card programs. ISI also provides mission critical logistics, training and engineering solutions for the U.S. Naval Air Systems Command.

     This summary of the transaction described above is qualified in its entirety by reference to the Stock Purchase Agreement by and among Anteon, ISI, the Shareholders of ISI and Mark Green as the Shareholder's Representative, dated April 22, 2003 and the press release dated May 28, 2003, regarding the closing of the transaction, both of which are attached as exhibits hereto and incorporated by reference herein.

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of Business Acquired.

     As of the date of filing of this Current Report on Form 8-K, it is impracticable for Anteon to provide the financial statements required by this
Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, the required financial statements shall be filed by amendment to this Form 8-K no later than 60 days after May 28, 2003.

(b) Pro Forma Financial Statements.

     As of the date of filing of this Current Report on Form 8-K, it is impracticable for Anteon to provide the financial statements required by this
Item 7(b). In accordance with Item 7(b)(2) of Form 8-K, the required financial statements shall be filed by amendment to this Form 8-K no later than 60 days after May 28, 2003.

(c) Exhibits.

Exhibit No.     Description

     2.1  Stock   Purchase   Agreement,   by  and  among  Anteon   International
          Corporation,   Information   Spectrum,   Inc.,  the   Shareholders  of
          Information Spectrum, Inc. and Mark Green as the Shareholder's Representative, dated April 22, 2003. Pursuant to Item 601(b)(2) of Regulation S-K, the exhibits and schedules of the Stock Purchase Agreement are omitted. A list of such exhibits and schedules appears in the table of contents of the Stock Purchase Agreement.

     99.1 Press Release dated May 28, 2003 announcing completion of the ISI acquisition.





                                                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ANTEON INTERNATIONAL CORPORATION

Date: May 28, 2003                    /s/    Curtis L. Schehr
                                     -------------------------------------------
                                      Curtis L. Schehr
                                      Senior Vice President,
                                      General Counsel and Secretary